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                                                                    EXHIBIT 23.3



                        CONSENT OF KPMG PEAT MARWICK LLP




         We consent to the incorporation by reference in the Registration Statement on Form S-8 of Suiza Foods Corporation of our report on the consolidated financial statements of Continental Can Company, Inc., dated March 5, 1998, appearing in the Annual Report on Form 10-K of Continental Can Company, Inc. for the year ended December 31, 1997.


KPMG PEAT MARWICK LLP

Jericho, New York
June 3, 1998